EXHIBIT 99.3
CONSENT OF INDEPENDENT AUDITORS
We consent to the use in this Form 8-K/A Amendment No. 1 of Integra Bank Corporation of our report dated April 9, 2007 with respect to the consolidated financial statements of Prairie Financial Corporation as of December 31, 2006 and 2005 and for the years then ended.
/s/ Crowe Chizek and Company LLC
Oak Brook, Illinois
June 21, 2007